Exhibit 99.1
                                  ------------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Groen Brothers Aviation, Inc. (the "Company") on Form 10-QSB/A for the quarter ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Groen, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.   the information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.



 /s/David Groen
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David Groen
President, Chief Executive Officer and Treasurer
February 19, 2003